NEXGEL
advanced hydrogel solutions

BioNx Surgical Introduction

INVESTOR PRESENTATION
JUNE 2026

(NASDAQ: NXGL)

FORWARD LOOKING STATEMENTS

This presentation contains certain forward-looking statements, including those relating to the Company's product development, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statements that are predictive in nature.

Additional written and oral forward-looking statements may be made by the Company from time to time in filings with the Securities and Exchange Commission (SEC) or otherwise.

The Private Securities Litigation Reform Act of 1995 provides a safe-harbor for forward-looking statements. These statements may be identified by the use of forward-looking expressions, including, but not limited to, "expect," "anticipate," "intend," "plan," "believe," "estimate," "potential," "predict," "project," "should," "would" and similar expressions and the negatives of those terms.

These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company's filings with the SEC.

Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this presentation. Except as otherwise required by law, the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

KEY INVESTOR HIGHLIGHTS

- ✓ Completed recent asset purchase transaction with Celularity.
  - ✓ Reset NexGel around highest-convection capabilities.
  - ✓ Increase focus in Medtech/Life Science mission.

- ✓ Acquired a blue-chip roster of talent across multiple functional areas and led by a renowned foot & ankle surgeon to anchor the corporate mission.

- ✓ Established the BioNx Surgical division as the engine behind NexGel's strategic vision, delivering a scalable, high-touch commercialization engine.

- ✓ Developing a strategic partnership with Fountainhead LifeSciences
  - ✓ Creating an integrated life sciences platform, with BioNx serving as the gateway to the platform.

- ✓ Intentionally expanding product lineup around innovative technologies and solutions to improve all parts of the procedural experience, while ensuring the practitioner can deliver procedural excellence.

- ✓ Solidifying growth strategy.
  - ✓ Now has a robust pipeline of R&D designed around the surgeon's real-life insight that will advance the standard of care delivered and the quality of life a patient will experience.

REFOCUSED, REBUILT, RE-ENERGIZED

BEFORE

- Founded as high-quality hydrogel manufacturer with medical device pipeline.
- Under-utilized infrastructure
- No access to direct sales
- Created an overreliance on large partners.

TRANSFORMATION

- ***NexGel Inc.*** acquired diversified portfolio of established regenerative biomaterial products and technologies from Celularity Inc., focused on tendon repair, skin grafts, and bone growth—all within the rapidly growing regenerative biomaterials market.
- Acquired experienced commercial team deployed across wound care and surgical sales channels bringing market access to over 500+ approved hospital accounts. Launched ***BioNx Surgical***.
- Simultaneously, formed strategic partnership with ***Fountainhead LifeSciences Inc.***, securing a $6.5M investment, and access to a portfolio of innovation, training, manufacturing and additional commercialization.

TODAY

- Market-facing gateway for surgeon engagement that translates clinical insight into commercial scale.
- Curator of a true closed-loop experience centered on the surgeon.
- Single access point to a full continuum of care portfolio of solutions.
- Diversified across multiple clinical verticals and reimbursement channels.

OUR STRATEGIC PARTNER: FOUNTAINHEAD LIFESCIENCES

Fountainhead is built for the surgeon and procedural specialists experience, we are aligning innovation, technology, training and education to advance procedural excellence.

Fountainhead is the platform that powers the full ecosystem, bringing together:

- ***CadaverLab SA:*** serves as the structural link of the platform, the ecosystem. Is the proving ground where innovation, training and real procedural behavior converge.
- ***Sequence LifeSciences:*** drives biologic and allograft solutions for wound care, ocular, and other clinical applications.
- ***NVISION Biomedical Technologies:*** develops NGAGE-powered biointegrative implants improving foot and ankle surgical outcomes.
- ***LockHill Advanced Manufacturing Technologies:*** ensures scalable, high-quality manufacturing aligned with clinical and regulatory standards.
- ***Aequitas Innovations:*** pilots research and development with The University of Texas- San Antonio and UT Health Science Center to commercialize IP, sustaining ongoing innovation and market growth.

Strategic Investment:

- $6.5M capital investment, representing approximately 35% ownership
- 2 board seats.
- Deep manufacturing capabilities
- Expanded product access
- R&D support across shared 510(k) pipeline and future product development
- A robust quality & regulatory structure.

FOUNTAINHEAD GROUP OF COMPANIES

NVISION™ BIOMEDICAL TECHNOLOGIES

- Engineering Design
- Prototyping
- Intellectual Property
- FDA Regulatory
- Quality Management System
- Product Commercialization

LOCKHILL ADVANCED MANUFACTURING TECHNOLOGY

- 10 - Polymer & Resin Printers
- Post Processing Milling & Machining
- FDA Regulatory Assistance
- Contract Manufacturing

Sequence™ LIFE SCIENCE

- 13 ISO Class 5 Cleanrooms
- 1 ISO Class 7 Lyophilization Room
- 1 ISO Class 7 Packaging Room
- 1,000 sqft. R&D wetlab
- Regulatory Assistance
- Process Validation
- Contract Manufacturing & Packaging

Cadaver Lab SA™

- 2,500 sqft, 12 Station Cadaver Lab Suite & Bioskills Lab
- State of the Art Classroom/Lecture Hall with accommodations for 75
- 750 sqft Overflow area for additional training

FOUNTAINHEAD: A QUIET GIANT IN THE PRIVATE SECTOR WITH BIONX SURGICAL

Fountainhead BIOMEDICAL HOLDINGS, INC.

- 35 Cleared 510k's
  - *Average time for concept to clearance is 15 months.*
- 21 Issued patents
- 12 Pending Applications
- 20 Projects in development

BIONX Surgical™ a Division of NEXGEL

- BioNx steady flow of products + Fountainhead becomes BioNx R&D Partner
- Products include:
  - *Spine*
  - *Trauma*
  - *Extremities*
  - *Joints*
  - *Sports Medicine*
  - *Soft Tissue*
  - *Wound Care*
  - *Ocular*

A VERTICALLY INTEGRATED LIFE SCIENCES PLATFORM


FOUNTAINHEAD
"The LifeSciences Platform"
BIONX SURGICAL "The Gateway"
Lockhill
Sequence
MANUFACTURING
TRAINING
CADAVER LAB "The Ecosystem"
INNOVATION
EDUCATION
Nvision
Aequitas
BIONX SURGICAL "The Integrator"

BIONX SURGICAL: COMMERCIALIZATION & ENGAGEMENT GATEWAY

BIONX Surgical™
a Division of NEXGEL

Unified Market-Facing Engagement Gateway

- BioNx is NOT just another portfolio company, it is the commercial interface of the entire platform (first interaction for surgeons and other procedural specialist to everything on the platform).
- We focus on controlling demand through clinical credibility and education-drive engagement.
- By integrating education with commercialization, we support the adoption and avoid volume focused sales pitfalls.

Effective Execution Needs To Be Intentionally Different

1. **Commercial Engine Element--** drive sales, distributor relationships management, market access, and result accountability.
2. **Marketing Narrative Element--** surgeon engagement experience, thought leadership, branding & market positioning
3. **Integration Bridge Element--** this is the big unlock! The engine that links surgeon credibility with platform innovation — capturing insight in, delivering education and solutions out, and strengthening the partnership at every turn.

Why would this become so valuable?

- Success means BioNx shifts from simply supplying products to shaping demand. This creates a defensible, branded experience anchored in surgeon engagement—an advantage that competitors cannot easily replicate.

END STATE VISION AND VALUE CREATION

Scaled Life Sciences Platform

- Aiming to build a large, integrated platform generating over $250M revenue with a surgeon-centered approach.

Value Creation Drivers

- Growth fueled by revenue increase and multiple expansion through defensibility, integration, and learning velocity.

Controlling Value Chain

- Control over insight, validation, innovation, manufacturing, and commercialization to lead procedural categories.

Strategic Convergence

- NexGel and Fountainhead are highly focused on unifying the platform experience, and operational processes over the next 18 months.

GROWING THE PRODUCT PORTFOLIO

	Currently Available	Upcoming	Target Date	Reimbursement Type
Wound Care	BioVance			Private Pay
	Sentry			
		Silverseal	July 2026	
		Activate	First Quarter 2027	Medicare
		Shelter	TBD	
Surgical	Interfyl			
	BioVance 3L	Forma		
	BioVance SL	Sentinel		
Ocular		Lucent - SL	August 2026	
		Radiant - DL	August 2026	
		Vivid - 3L	August 2026	

CONSUMER PRODUCTS DIVISION


SilverSeal
Sterile Hydrogel Wound Dressing
WITH X-STATIC® SILVER
KILLS 99% OF STAPH, MRSA, & STREP


Medagel
Hexagels PLUS Aloe
SKIN-FRIENDLY GEL PATCHES TO PROTECT YOUR SKIN
SUPER COOLING - ULTRA HYDRATING


KENKODERM


Medagel
6 Dressings
TURFGUARD
STERILE TURF BURN AND WOUND PROTECTIVE HYDROGEL DRESSING WITH X-STATIC® SILVER
INSTANTLY SOOTHES, COOLS & PROTECTS
LESS SCARRING
HIGH WATER CONTENT
KILLS 99% OF STAPH, MRSA, & STREP
PROTECTIVE POWER OF SILVER


#1 In Europe
HISTASOLV
Histamine Neutralizing Enzyme
ENJOY THE FOODS YOU LOVE
30


S!LLY GEORGE
Pop-On Lashes

EXPERIENCED LEADERSHIP TEAM

NexGel

Adam Levy
CEO, NexGel

Dr. Steve Brigido, DPM
President & Clinical Architect, BioNx Surgical

Ian Blackman, CPA
Chief Financial Officer, NexGel

Desiree Long
General Manager, BioNx

Dave Hazzard
VP Sales, BioNx Surgical

Fountainhead

Brian Kieser, CPA
CEO, Fountainhead

Kevin Harris, CFA
Chief Operating Officer

Pete Martinez
SVP, Tissue Operations, Sequence LifeSciences

Denise Alva
Chief Quality & Regulatory Officer, Fountainhead

Lorena Kieser
CEO, CadaverLab SA

Sy Griffey, PhD
Research & Development, Sequence LifeSciences

Tom Zink
SVP, Product Development

4-STAGES OF GROWTH STRATEGY AND MILESTONES

Stage 1 — Foundation:
Prove the closed-loop model by building one high-quality CadaverLab, seeding a core surgeon network, and establishing early evidence that surgeon insight meaningfully connects to product outcomes.

Stage 2 — Integration:
Formalize the ecosystem structure across BioNx, the CadaverLab, and product partners turning parallel capabilities into a single, legible system where training, feedback, and commercialization reinforce each other.

Stage 3 — Expansion:
Scale reach regionally through additional lab locations and BioNx geographic growth, anchored by repeatable training programs and a product pipeline visibly validated through the lab without outrunning clinical credibility.

Stage 4 — Platform Maturity:
Establish national presence as a recognized innovation and adoption platform where surgeon networks, procedural training, and product commercialization operate as a fully integrated flywheel with a reputation the market comes to.

INVESTMENT SUMMARY

- Acquired a diversified portfolio of regenerative biomaterial products from Celularity, establishing a foundation in tendon repair, skin grafts, and bone growth.
- Built BioNx Surgical as NexGel's commercial gateway — a surgeon-centric platform connecting innovation, training, and commercialization.
- Secured a strategic partnership with Fountainhead LifeSciences, including a $6.5M investment, 2 board seats, and access to a deep R&D and manufacturing ecosystem.
  - 35 cleared 510(k)s, 21 issued patents, 20+ products in development across surgical, wound care, and ocular verticals.
- Assembled an experienced commercial team across 500+ approved hospital accounts, with a renowned foot & ankle surgeon anchoring the clinical mission.
- Established a clear 4-stage growth strategy — from proving the closed-loop model to achieving national platform maturity.

Contact Us

Investor Relations

KCSA Strategic Communications
Valter Pinto, Managing Director

PH: (212) 896-1254
NEXGEL@KCSA.com

NEXGEL
advanced hydrogel solutions